Exhibit 10.12

MANAGEMENT AGREEMENT

THIS MANAGEMENT AGREEMENT (this “Agreement”) is made and entered into effective as of November 18, 2008, among Clover Leaf Dutch Holdings, LLC, a Delaware limited liability company (“CLDH”), Clover Leaf Seafood Cooperatief U.A., an entity formed under the laws of the Netherlands (“CLSC”), Clover Leaf Seafood B.V., an entity formed under the laws of the Netherlands (“CLS”), Clover Leaf Seafood 2 B.V., an entity formed under the laws of the Netherlands (“CLS2”), Clover Leaf Holdings Company, an entity formed under the laws of Nova Scotia, Canada (“CLHC”), Connors Bros./Clover Leaf Seafoods Company, an entity formed under the laws of Nova Scotia, Canada (“CBRCL”), K.C.R. Fisheries Ltd., an entity formed in Canada (“KCR”), 6162410 Canada Limited, an entity formed in Canada (“6162410”), Brunswick Pescados Y Mariscos S.A. de C.V., an entity formed in Mexico (“BP”), BPM Servicios S.A. de C.V., an entity formed in Mexico (“BPM”), Stinson Seafood (2001), Inc., a Delaware corporation (“Stinson”), Bumble Bee Foods, LLC, a Delaware limited liability company (“BBF”), Bumble Bee Holdings, Inc., a Georgia corporation (“BBH”), Bumble Bee International (PR), Inc., an entity formed in Cayman (“BBI”), BB Acquisition (PR), L.P., a Delaware limited partnership (“BBA”), Connors Bros., L.P., a Delaware limited partnership (the “Company” and, together with CLDH, CLSC, CLS, CLS2, CLHC, CBRCL, KCR, 6162410, Stinson, BBF, BBH, BP, BPM, BBI and BBA, the “Clients”) and Centre Partners Management LLC, a Delaware limited liability company (the “Manager”).

1. Retention. The Clients hereby acknowledge that they have retained the Manager to, and the Manager acknowledges that, subject to reasonable advance notice in order to accommodate scheduling, the Manager will provide financial oversight and monitoring services to the Clients as may be requested by the board of directors, general partners or board of managers, as applicable, of any of the Clients during the term of this Agreement.

2. Term. The term of this Agreement shall continue until the date on which the Manager or its affiliates (including, without limitation, any investment fund or partnership organized and/or managed by the Manager or its successor) shall cease to own beneficially, directly or indirectly, any securities of any of the Clients or their respective successors. Notwithstanding the foregoing, if the Manager determines in its sole discretion that it is advisable that this Agreement be terminated, then this Agreement will, upon the written request of the Manager, be terminated.

3. Compensation; Fees and Expenses.

(a) As compensation for the Manager’s performance of services to the Clients under this Agreement, the Clients hereby irrevocably agree, jointly and severally, to pay to the Manager or its designee an annual fee (the “Management Fee”) of $400,000.

(b) The Management Fee in respect of the period ending December 31, 2009 (an amount equal to $446,154) shall be paid contemporaneously with the execution of this Agreement. Beginning on January 1, 2010, the Management Fee shall be payable semi-annually in advance on each January 1 and July 1 during the term of this Agreement (each a “Payment Date”), with no refund or proration for any period less than a year. All payments shall be made by wire transfer of immediately available funds to the account or accounts designated by the Manager from time to time.

(c) All past due payments in respect of the Management Fee shall bear interest at the lesser of (i) the highest rate of interest which may be charged under applicable law and (ii) the prime rate as reported in The Wall Street Journal (the “Prime Rate”) as in effect from time to time plus two percent (2.0%), from the Payment Date to and including the date on which payment is made to the Manager in full, including such interest accrued thereon.

(d) In addition to the Management Fee, the Clients agree, jointly and severally, to pay or reimburse the Manager upon the Manager’s request for all “Expense Payments,” which shall consist of (i) all costs and other expenses incurred from time to time by the Manager and/or any of its affiliates in connection with their performance of and compliance with all agreements and conditions contained in the Business Acquisition Agreement, dated as of September 25, 2008, among the Company, Connors Bros. Income Fund, an open-ended limited purpose trust formed under the laws of Ontario, Connors Commercial Trust, an open-ended limited purpose trust formed under the laws of Ontario, Connors Bros., Limited, a corporation incorporated under the laws of New Brunswick, Clover Leaf Seafoods, L.P., a limited partnership formed under the laws of Ontario, Connors CL GP Limited, a corporation incorporated under the laws of Canada, CL GP Bumble Bee Inc., a corporation incorporated under the laws of Canada, 3231021 Nova Scotia Company, an unlimited liability company incorporated under the laws of Nova Scotia, as amended by the Amending Agreement among such parties dated as of October 15, 2008, and as it may be further amended, restated supplemented or otherwise modified (the “Transaction Agreement”), the other Transaction Documents (as defined in the Transaction Agreement), all other documents, certificates or agreements delivered in connection with the Transaction Agreement or the transactions contemplated thereby, or this Agreement (collectively, the “Documents”), on its part to be performed or complied with; (ii) the actual, out-of-pocket costs and expenses incurred by the Manager and/or any of its affiliates in connection with the performance of the services contemplated by Section 1 hereof, including fees and charges of counsel, accountants and other advisors; (iii) the actual, out-of-pocket costs and expenses incurred by the Manager and/or any of its affiliates at or prior to the date hereof in connection with the acquisition by the Manager and/or any of its affiliates of a controlling interest in the Company and/or any of its Subsidiaries, including fees and charges of counsel, accountants and other advisors, in connection with the purchase of securities or any securities directly or indirectly issuable upon the conversion, exercise or exchange of such securities; (iv) the reasonable costs and expenses (including fees and expenses of counsel, accountants and other advisors) incurred by the Manager and/or any of its affiliates in connection with any amendment or waiver of, or enforcement of, any Document; (v) the reasonable out-of-pocket costs incurred by the Manager and/or any of its affiliates in sending its representatives to participate in meetings of the board of directors or managers, as applicable, of any Client, any of the Client’s subsidiaries, or the general partner or managing member of any Client or any of its subsidiaries (or any committee thereof); (vi) any costs reasonably incurred by the Manager and/or any of its affiliates in rendering assistance to any Client or any of its subsidiaries (it being understood that the Manager is not obligated to render, and may charge additional fees for, such assistance); (vii) a fee to the Manager or its designee equal to one percent (1%) of the aggregate enterprise value of any transaction (including the transactions occurring on the date hereof) involving any Client or any of its subsidiaries or direct

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or indirect parent entities (or any of their respective successors) that the Manager helps to structure, including, without limitation, any acquisition, refinancing, capital raise and/or sale transaction (collectively, a “Structuring Fee”); (viii) a one-time transaction fee to the Manager or its designee in an amount equal to $5,000,000, payable on the date hereof; (ix) the reasonable fees and expenses incurred by the Manager and/or any of its affiliates in any filing with any governmental authority with respect to the Manager’s and/or any of its affiliates’ indirect investment in the Clients or in any other filing with any governmental authority with respect to any Client or any of its subsidiaries that mentions the Manager or its affiliates; (x) the reasonable fees and expenses incurred by the Manager and/or any of its affiliates in connection with a business transaction, or pursuit thereof, by or of any Client or any of its subsidiaries, or any equity or debt financing of any Client or any of its subsidiaries following the date hereof; (xi) any stamp or similar taxes which may be determined to be payable in connection with the execution and delivery and performance of any of the Documents or any modification, amendment or alteration of any Document and all issue taxes in respect of the issuance of securities by any Client or any of its subsidiaries; and (xii) any other expenses that may be agreed to by the parties from time to time. Promptly (but not more than 10 days) after request by or notice from the Manager, the applicable Client shall pay the Manager, by wire transfer of immediately available funds to the account or accounts designated by the Manager from time to time, the Expense Payments for which the Manager has provided such Client invoices or reasonably detailed descriptions. All past due payments in respect of the Expense Payments shall bear interest at the lesser of the highest rate of interest which may be charged under applicable law and the Prime Rate plus 2.0% from the date such payment was due to and including the date on which such Expense Payments plus accrued interest thereon are fully paid to the Manager.

(e) Notwithstanding anything to the contrary contained herein, Clients shall not be required to make any payment of the Management Fee and Structuring Fee, to the extent such payment is prohibited under the Senior Revolving Credit Agreement, dated as of November 18, 2008, by and among Bumble Bee Foods, LLC, 3231021 Nova Scotia Company, Wells Fargo Foothill, LLC as U.S. administrative agent, Wells Fargo Foothill Canada ULC as Canadian administrative agent and the lenders from time to time party thereto, the Senior Term Loan Credit Agreement, dated as of November 18, 2008, by and among Bumble Bee Foods, LLC, 3231021 Nova Scotia Company, Wells Fargo Foothill, LLC as U.S. administrative agent and the lenders from time to time party thereto, or the Senior Subordinated Loan Agreement dated as of November 18, 2008, by and among Bumble Bee Foods, LLC, 3231021 Nova Scotia Company, Ares Capital Corporation as administrative agent and the lenders from time to time party thereto (the “Non-Payment Period”). Notwithstanding anything to the contrary contained herein, the Management Fee shall continue to accrue and, the Structuring Fee, if earned pursuant to subsection (d) above, shall be deemed earned, during any Non-Payment Period and any such amounts that would otherwise be payable during any Non-Payment Period shall accrue interest as set forth herein during such Non-Payment Period, and all such amounts shall become immediately due and payable at such time such Non-Payment Period has lapsed.

(f) Notwithstanding anything to the contrary contained herein, in the event that the Manager determines at any time that it is advisable that the Management Fee be reduced by any amount, such amount to be determined by the Manager in its sole discretion, then the Management Fee will, as directed in writing by the Manager, be reduced.

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(g) All calculations of the Management Fee and Expense Payments shall be made by the Manager and, in the absence of mathematical error, shall be final, conclusive and binding on the parties.

4. Indemnification. The Clients jointly and severally shall indemnify and hold harmless the Manager, its affiliates, and their respective directors, managers, members, partners (limited or general), officers, controlling persons (within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20(a) of the Securities Exchange Act of 1934, as amended), if any, agents, attorneys, representatives and employees (the Manager, its affiliates, and such other specified persons being collectively referred to as “Indemnified Persons” and individually as an “Indemnified Person”) from and against any and all claims, liabilities, losses, damages and expenses incurred by any Indemnified Person (including those arising out of an Indemnified Person’s negligence and fees and disbursements of the respective Indemnified Person’s counsel) which (A) are related to or arise out of (i) actions taken or omitted to be taken (including, without limitation, any untrue statements made or any statements omitted to be made) by any of the Clients or (ii) actions taken or omitted to be taken by an Indemnified Person with any Client’s consent or its conformity with any Client’s instructions or any Client’s actions or omissions or (B) are otherwise related to or arise out of the Manager’s engagement, and will reimburse each Indemnified Person for all costs and expenses, including, without limitation, fees and disbursements of any Indemnified Person’s counsel, as they are incurred, in connection with investigating, preparing for, defending or appealing any action, formal or informal claim, investigation, inquiry or other proceeding, whether or not in connection with pending or threatened litigation, caused by or arising out of or in connection with the Manager’s acting pursuant to the Manager’s engagement, whether or not any Indemnified Person is named as a party thereto and whether or not any liability results therefrom. None of the Clients will, however, be responsible for any claims, liabilities, losses, damages or expenses pursuant to clause (B) of the preceding sentence to the extent resulting from the Manager’s gross negligence or willful misconduct. The Clients also agree that none of the Manager nor any other Indemnified Person shall have any liability to any Client or any person asserting claims on behalf of or in the right of any Client for or in connection with such engagement. Moreover, in no event, regardless of the legal theory advanced, shall the Manager or any Indemnified Person be liable to any Client or any person asserting claims on behalf of or in the right of any Client for any consequential, indirect, incidental, punitive or special damages of any nature. The Clients further agree that none of them will, without the prior written consent of the Manager, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any Indemnified Person is an actual or potential party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of the Manager and each other Indemnified Person hereunder from all liability arising out of such claim, action, suit or proceeding. EACH CLIENT HEREBY ACKNOWLEDGES THAT THE FOREGOING INDEMNITY SHALL BE APPLICABLE TO ANY CLAIMS, LIABILITIES, LOSSES, DAMAGES OR EXPENSES THAT HAVE RESULTED FROM OR ARE ALLEGED TO HAVE RESULTED FROM THE ACTIVE OR PASSIVE OR THE SOLE, JOINT OR CONCURRENT ORDINARY NEGLIGENCE OF ANY MANAGER OR ANY OTHER INDEMNIFIED PERSON.

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The foregoing right to the indemnity shall be in addition to any rights that the Manager and/or any other Indemnified Person may have at common law or otherwise and shall remain in full force and effect following the completion or any termination of the engagement.

It is understood that, in connection with the Manager’s engagement, the Manager may also be engaged to act for any Client in one or more additional capacities, and that the terms of this engagement or any such additional engagement(s) may be embodied in one or more separate written agreements. This indemnification shall apply to the engagement specified in the first paragraph hereof as well as to any such additional engagement(s) (whether written or oral) and any modification of said engagement or such additional engagement(s) and shall remain in full force and effect following the completion or termination of said engagement or such additional engagements (including, without limitation, any termination of this Agreement).

Each of the Clients further understands and agrees that if the Manager is asked to furnish any Client a financial opinion letter or act for any Client in any other formal capacity, such further action may be subject to a separate agreement containing provisions and terms to be mutually agreed upon.

5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and performed in such State and without regard to conflict of laws doctrines. Each party hereby irrevocably submits to and accepts for itself and its properties, generally and unconditionally, the non-exclusive jurisdiction of the United States District Court for the Southern District of New York or any state court sitting in the County of New York (and of the appropriate appellate courts) with respect to any action seeking to enforce any provision of, or based on any matter arising out of or in connection with this Agreement or any of the transactions contemplated hereby, including any claims by any Indemnified Persons for indemnity pursuant to Section 4 hereof, and each of the parties hereby waives any defense of forum non conveniens or personal jurisdiction and any objection to venue laid therein and agrees to be bound by any judgment rendered thereby arising under, out of, in respect of or in connection with this Agreement. Each party further irrevocably accepts for itself and its properties, generally and unconditionally, service of process pursuant to the laws of the State of New York and the rules of its courts, and designates and appoints the individuals executing this Agreement on behalf of such party to receive notices on its behalf, such service being hereby acknowledged to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to the designated agent of each party at its address provided on the signature page hereto; provided, that, unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of the service of such process. If any agent so appointed refuses to accept service, the designating party hereby agrees that service of process sufficient for personal jurisdiction in any action against it in the applicable jurisdiction may be made by registered or certified mail, return receipt requested, to its address provided on the signature page hereto. Each party hereby acknowledges that such service shall be effective and binding in every respect. Each party hereby expressly waives any requirement for the posting of a bond by the party bringing such suit, action, or proceeding. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any party to bring any action or proceeding against the other party in any other jurisdiction, except to the extent expressly otherwise provided in this Section 5.

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6. Waiver of Jury Trial. AS A SPECIFICALLY BARGAINED FOR INDUCEMENT FOR EACH OF THE PARTIES HERETO TO ENTER INTO THIS AGREEMENT (AFTER HAVING THE OPPORTUNITY TO CONSULT WITH COUNSEL), EACH PARTY HERETO EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT OR THE MATTERS CONTEMPLATED HEREBY.

7. Assignment. This Agreement and all provisions contained herein shall be binding upon and inure to the benefit of all parties hereto and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned (other than with respect to the rights and obligations of the Manager, which may be assigned and/or delegated (with a novation of such obligations to the extent set forth in such assignment and/or delegation) to any one or more of its principals, affiliates or successors) by any of the parties without the prior written consent of the other parties.

8. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signature thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other parties hereto.

9. Entire Agreement. This Agreement, in conjunction with all other documents executed on or about the closing of the acquisition of the Company’s subsidiaries on or about the date hereof collectively constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements, understandings and negotiations, both written and oral, between the parties with respect to the subject matter hereof. No representation, inducement, promise, understanding, condition or warranty not set forth herein or therein has been made or relied upon by any party hereto. Neither this Agreement nor any provision hereof is intended to confer upon any Person other than the parties and the Indemnified Persons (and other than the affiliates of the Manager to the extent expressly set forth herein) any rights or remedies hereunder.

10. Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdictions, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

11. Further Assurances. After the date hereof, each party hereto shall take such other actions as the other parties may reasonably request to consummate or implement the transactions contemplated hereby or to evidence such events or matters.

12. General. All references of $ or dollars in this Agreement shall be deemed to be US Dollars.

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IN WITNESS WHEREOF, the parties hereto have cause this Agreement to be duly executed as of the date and year first above written.

CENTRE PARTNERS MANAGEMENT LLC

By:	/s/ Scott Perekslis
Name:	Scott Perekslis
Title:	Managing Director

Address:	30 Rockefeller Plaza, 50th floor
New York, NY 10020

CLOVER LEAF DUTCH HOLDINGS, LLC

By:	/s/ Chris Lischewski
Name:	Chris Lischewski
Title:	President and Chief Executive Officer

Address:	c/o Centre Partners Management LLC
30 Rockefeller Plaza, 50th floor
New York, NY 10020

CLOVER LEAF HOLDINGS COMPANY

By:	/s/ Chris Lischewski
Name:	Chris Lischewski
Title:	President

Address:	c/o Centre Partners Management LLC
30 Rockefeller Plaza, 50th floor
New York, NY 10020

CONNORS BROS. CLOVER LEAF SEAFOODS COMPANY

By:	/s/ Chris Lischewski
Name:	Chris Lischewski
Title:	President

Address:	c/o Centre Partners Management LLC
30 Rockefeller Plaza, 50th floor
New York, NY 10020

K.C.R. FISHERIES LTD.

By:	/s/ Tony Hooper
Name:	Tony Hooper
Title:	President

Address:	c/o Centre Partners Management LLC
30 Rockefeller Plaza, 50th floor
New York, NY 10020

6162410 CANADA LIMITED

By:	/s/ Chris Lischewski
Name:	Chris Lischewski
Title:	President

Address:	c/o Centre Partners Management LLC
30 Rockefeller Plaza, 50th floor
New York, NY 10020

STINSON SEAFOOD (2001), INC.

By:	/s/ Chris Lischewski
Name:	Chris Lischewski
Title:	President and Chief Executive Officer

Address:	c/o Centre Partners Management LLC
30 Rockefeller Plaza, 50th floor
New York, NY 10020

BUMBLE BEE FOODS, LLC

By:	/s/ Chris Lischewski
Name:	Chris Lischewski
Title:	President and Chief Executive Officer

Address:	c/o Centre Partners Management LLC
30 Rockefeller Plaza, 50th floor
New York, NY 10020

BUMBLE BEE HOLDINGS, INC.

By:	/s/ Chris Lischewski
Name:	Chris Lischewski
Title:	President and Chief Executive Officer

Address:	c/o Centre Partners Management LLC
30 Rockefeller Plaza, 50th floor
New York, NY 10020

BUMBLE BEE INTERNATIONAL (PR), INC.

By:	/s/ Chris Lischewski
Name:	Chris Lischewski
Title:	President

Address:	c/o Centre Partners Management LLC
30 Rockefeller Plaza, 50th floor
New York, NY 10020

BB ACQUISITION (PR), L.P.

By:	/s/ Chris Lischewski
Name:	Chris Lischewski
Title:	President

Address:	c/o Centre Partners Management LLC
30 Rockefeller Plaza, 50th floor
New York, NY 10020

CONNORS BROS., L.P.

By:	/s/ Scott Perekslis
Name:	Scott Perekslis
Title:	President

Address:	c/o Centre Partners Management LLC
30 Rockefeller Plaza, 50th floor
New York, NY 10020

BRUNSWICK PESCADOS Y MARISCOS S.A. DE C.V.

By:	/s/ Chris Lischewski
Name:	Chris Lischewski
Title:	President

Address:	c/o Centre Partners Management LLC
30 Rockefeller Plaza, 50th floor
New York, NY 10020

BPM SERVICIOS S.A. DE C.V.

By:	/s/ Chris Lischewski
Name:	Chris Lischewski
Title:	President

Address:	c/o Centre Partners Management LLC
30 Rockefeller Plaza, 50th floor
New York, NY 10020

CLOVER LEAF SEAFOOD B.V.,
a Dutch private company with limited liability

By:	/s/ Scott Perekslis
Name:	Scott Perekslis
Title:	Director A

By:	Equity Trust Co. N.V.
Its:	Director B

By:	/s/ W.H. Kamphuijs
Name:	W.H. Kamphuijs
Title:	Deputy Managing Director

By:	/s/ M.F. Fratila
Name:	M.F. Fratila
Title:	Proxyholder B

Address:	Strawinskylaan 3105
1077 ZX Amsterdam
the Netherlands

CLOVER LEAF SEAFOOD COÖPERATIEF U.A.,
a Dutch cooperative association

By:	/s/ Scott Perekslis
Name:	Scott Perekslis
Title:	Director A

By:	Equity Trust Co. N.V.
Its:	Director B

By:	/s/ W.H. Kamphuijs
Name:	W.H. Kamphuijs
Title:	Deputy Managing Director

By:	/s/ M.F. Fratila
Name:	M.F. Fratila
Title:	Proxyholder B

Address:	Strawinskylaan 3105
1077 ZX Amsterdam
the Netherlands

CLOVER LEAF SEAFOOD 2 B.V.,
a Dutch private company with limited liability

By:	/s/ Scott Perekslis
Name:	Scott Perekslis
Title:	Director A

By:	Equity Trust Co. N.V.
Its:	Director B

By:	/s/ W.H. Kamphuijs
Name:	W.H. Kamphuijs
Title:	Deputy Managing Director

By:	/s/ M.F. Fratila
Name:	M.F. Fratila
Title:	Proxyholder B

Address:	Strawinskylaan 3105
1077 ZX Amsterdam
the Netherlands

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